UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: July 12, 2017

(Date of earliest event reported)

B2Digital, Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-11882	84-0916299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4522 West Village Drive, Suite 215, Tampa, Florida	33624
(Address of principal executive offices)	(Zip Code)

(813) 961-3051

(Registrant’s telephone number, including area code)

1030 S. Mesa Drive, Mesa, Arizona 85210

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On June 27, 2008, B2Digital, Incorporated (the “Company”) filed a Form 15 (the “Form 15”) with the Securities and Exchange Commission to voluntarily deregister the Company’s common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). At the time of filing of the Form 15, the Company was not current in its Exchange Act reporting obligations because it had not yet filed its Quarterly Report on Form 10-Q for the quarter ended December 31, 2007 (the “2007 10-Q”) containing the Company’s quarterly unaudited financial statements for the quarter ended December 31, 2007 (the “Q3 2007 Financials”).

The Company is filing this Current Report on Form 8-K to provide its annual financial statements for the year ended March 31, 2008 (the “2007 Annual Financials”). The Q3 2007 Financials are not available and may not be obtained without unreasonable delay and effort. The 2007 Annual Financials are attached to this report as Exhibit 99.1 and are incorporated herein by reference.

The Company’s common stock is quoted on the OTC Markets Group, LLC’s OTC Pink Market, a centralized electronic quotation service for over-the-counter securities.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 99.1	Annual financial statements of B2Digital, Incorporated, d/b/a Hotel Movie Network, for the year ended March 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 12, 2017	B2DIGITAL, INCORPORATED

	By:	/s/ Greg P. Bell
Greg P. Bell
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Annual financial statements of B2Digital, Incorporated, d/b/a Hotel Movie Network, for the year ended March 31, 2008.